Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C.

SECTION 1350,

AS ADOPTED PURSUANT TO SECTION

906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Shoe Carnival, Inc. (the “Company”) on Form 10-Q for the period ending May 2, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Clifton E. Sifford, Interim President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 5, 2026	By: /s/ Clifton E. Sifford
Clifton E. Sifford
Interim President and
Chief Executive Officer